MANAGEMENT AGREEMENT

                                      WITH

                              THOMAS H. LEE COMPANY

     AGREEMENT entered into as of the 30th day of April, 1990, by and among the Thomas H. Lee Company, a Massachusetts sole proprietorship with a principal place of business at 75 State Street, Boston, Massachusetts 02109 (the "Consultant"), Anchor Acquisition Corp., a Delaware corporation (the "Parent"), and the Parent's subsidiaries, Anchor Brush Company, a Delaware corporation, and Anchor Cosmetics Company, a Delaware corporation (collectively, the "Acquisition Subsidiaries"). (The Parent and the Acquisition Subsidiaries are sometimes referred to hereinafter collectively as the "Companies").

     WHEREAS, the Consultant has staff specially skilled in corporate finance, strategic corporate planning, and other management skills and services; and

     WHEREAS, the Parent has been formed for the purpose of acquiring (the "Acquisition") through the Acquisition Subsidiaries all of the assets and certain liabilities and obligations of Anchor Advanced Products, a division of North American Philips Corporation, a Delaware corporation ("NAPC"), pursuant to that certain Asset Purchase and Sale Agreement, dated as of March 21, 1990, by and between the Parent and NAPC (the "Purchase Agreement");

     WHEREAS, the Parent and certain investors have entered into stock subscription agreements, dated as of the date hereof, pursuant to which such investors shall purchase shares of the common stock of the Parent; and

     WHEREAS, the Acquisition Subsidiaries have entered into subordinated note purchase and credit agreements with various senior and subordinated lenders in order to obtain funds necessary for certain payments which are required to be made by the Acquisition Subsidiaries in connection with the Acquisition; and ,

     WHEREAS, prior to the date hereof, the Consultant has provided substantial consulting services to the Companies concerning the planning, structuring and negotiating of the stock subscription agreements, the subordinated note purchase and credit agreements, the Purchase Agreement and other related documents and agreements; and


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     WHEREAS, upon consummation of the closing of the Acquisition, the Companies will continue to require the Consultant's special skills and management advisory services in connection with their general business operations; and

     WHEREAS, the Consultant is willing to provide such skills and services to the Companies.

     NOW THEREFORE, in consideration of the mutual promises, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. Engagement. The Companies hereby engage the Consultant for the Term (as hereinafter defined) and upon the terms and conditions herein set forth to provide consulting and management advisory services to the Companies. These services will be in the field of financial and strategic corporate planning and such other management areas as the Consultant and the Companies shall mutually agree. In consideration of the remuneration herein specified, the Consultant accepts such engagement and agrees to perform the services specified herein.

     2. Term. The engagement hereunder shall be for a term commencing on the date hereof and expiring on the fifth anniversary hereof (the "Term"). Upon expiration of the Term, this Agreement shall automatically extend for additional successive periods of one (1) year, unless the Consultant or the Companies shall give notice to the other at least ninety (90) days prior to the end of the Term (or any annual extension thereof) indicating that it does not intend to renew the Agreement. Upon final expiration of the Term (or any annual extension thereof) all obligations as between the parties shall be without recourse to one another under this Agreement.

     3. Services to be Performed. The Consultant shall devote, substantial time and efforts to the performance of the consulting and management advisory services contemplated by this Agreement. However, no precise number of hours is to be devoted by the Consultant on a weekly or monthly basis. The Consultant may perform services under this Agreement directly, through its employees or agents, or with such outside consultants as the Consultant may engage for such purpose.

     4. Confidentiality. The Consultant shall maintain secrecy with respect to all non-public information of the Companies which may come into its possession as a result of performance of services under this Agreement, and shall be responsible for its employees, agents and outside consultants engaged hereunder doing the same.

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     5. Compensation: Expense Reimbursement.

     5.1(a) In consideration of the consulting services provided by the Consultant to the Companies prior to the date hereof in connection with structuring, negotiating and arranging the financing necessary to fund the Acquisition pursuant to the Purchase Agreement, the Companies shall pay to the Consultant a fee of $420,000 which shall be paid in full on the Closing Date (as defined in the Purchase Agreement).

     (b) In consideration of the management advisory services hereunder, the Consultant's compensation shall be an annual fee of $180,000, which shall be paid to the Consultant by the Companies in equal monthly installments, to be paid monthly in advance on the first day of each month, with the first of such payments to be paid on the Closing Date.

     5.2 The Companies shall reimburse the Consultant for all expenses incurred in connection with management advisory services to be provided by the Consultant hereunder, as well as for all travel, lodging and similar out-of-pocket costs reasonably incurred by it in connection with or on account of its performance of services for the Companies hereunder. Reimbursement shall be made only upon presentation to the Companies by the Consultant of reasonably itemized documentation therefor.

     6. Notice. All notices hereunder, to be effective, shall be in writing and shall be mailed by certified mail, postage prepaid as follows:

          (i) If to the Consultant:

                          Thomas H. Lee Company
                          75 State Street
                          Boston, Massachusetts 02109
                          Attention: Scott A. Schoen

          (ii) If to the Companies:

                          Anchor Acquisition Corp.
                          Thomas H. Lee Company
                          75 State Street
                          Boston, MA 02109
                          Attention: Scott A. Schoen,
                                     Vice President

     7. Modifications. This Agreement constitutes the entire agreement between the parties hereto with regard to the


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subject matter hereof, superseding all prior understandings and agreements whether written or oral. This Agreement may not be amended or revised except by a writing signed by the parties.

     8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but may not be assigned by either party without the prior written consent of the other.

     9. Captions. Captions have been inserted solely for the convenience of reference and in no way define, limit or describe the scope or substance of any provisions of this Agreement.

     10. Severability. The provisions of this Agreement are severable, and the invalidity of any provision shall not affect the validity of any other provision.

     11. Governing Law. This Agreement shall be construed under and governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as a sealed instrument as of the date first above written.

ANCHOR ACQUISITION CORP.                            THOMAS H. LEE COMPANY
By:/s/Scott A. Schoen                                  By:/s/Scott A. Schoen
  --------------------------                           -------------------------
      (signature)                                           (signature)
    Scott A. Schoen                                         Scott A. Schoen
  --------------------------                           -------------------------
      (print name)                                          (print name)
    Vice President                                           Vice President
  --------------------------                           -------------------------
      (print title)                                         (print title)

ANCHOR BRUSH COMPANY                                ANCHOR COSMETICS COMPANY

 By:/s/Scott A. Schoen                                 By:/s/Scott A. Schoen
  --------------------------                           -------------------------
      (signature)                                           (signature)
      Scott A. Schoen                                        Scott A. Schoen
  --------------------------                           -------------------------
      (print name)                                          (print name)

    Vice President                                           Vice President
  --------------------------                           -------------------------
      (print title)                                         (print title)

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